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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of InfoSpace.com, Inc. on Form S-3 of our report dated February 24, 1999, (December 15, 1999 as to Note
14) appearing in the Prospectus, which is part of this Registration Statement, and the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Seattle, Washington
December 20, 1999